UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
DANA INCORPORATED
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DANA INCORPORATED
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

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Your **Vote** Counts!

DANA INCORPORATED

2025 Annual Meeting
Vote by April 23, 2025
11:59 PM ET

You invested in DANA INCORPORATED and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 24, 2025.**

Get informed before you vote

View the Notice & Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 24, 2025
8:30 a.m., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/DAN2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of directors: 01) Christian A. Garcia 02) Ernesto M. Hernández 03) Brett M. Icahn 04) Bridget E. Karlin 05) Nora E. LaFreniere 06) Michael J. Mack, Jr. 07) R. Bruce McDonald 08) Diarmuid B. O'Connell 09) Keith E. Wandell	For
2.	Approval of a non-binding advisory proposal approving executive compensation.	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm.	For
4.	Approval of the amendment to the Dana Incorporated 2021 Omnibus Incentive Plan.	For
5.	Shareholder proposal to require an independent Board Chairman.	Against

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